Attachment 1 - 767 MAPD and QADP upon execution of this Letter Agreement

Attachment C to Letter Agreement 6-1162-AKP-100R2 (Model 767)
QADP Rights Aircraft Delivery Quarters and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment 1 – 767 MAPD and QADP upon execution of this Letter Agreement

Attachment B to Letter Agreement 6-1162-AKP-100R2 (Model 767)
MADP Rights Aircraft Delivery Months and Exercise Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]